UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

NorAm Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-2661	13-1946181

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 9250, Dallas, Texas	75209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 886-6726

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation;FD
SIGNATURES
Exhibit Index
EX-99.1: INVESTOR PRESENTATION

Item 7.01 Regulation FD.

     Beginning on September 19, 2007, NorAm Capital Holdings, Inc. (the “Company”) intends to present and/or distribute to interested investors and analysts the “Investor Presentation” dated September 2007 that is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

     Certain statements contained in the Investor Presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon the current beliefs and expectations of the Company and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, among others, uncertainties relating to general economic and business conditions, intense competition from other debt management companies, availability of suitable charged-off debt portfolios, and availability of capital to the Company. Should one or more of these risks or uncertainties materialize, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

     The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01 Regulation FD.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01  Exhibits.

(d)	Exhibits.

99.1	Investor Presentation of NorAm Capital Holdings, Inc., dated September, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORAM CAPITAL HOLDINGS, INC.

Dated: September 18, 2007	By: Name:	/s/ Anthony J. Renteria Anthony J. Renteria
	Title:	Principal Executive Officer and Director

Dated: September 18, 2007	By: Name:	/s/ Daniel M. Cofall Daniel M. Cofall
	Title:	Principal Financial Officer and Director

Exhibit Index

Exhibit
Number	Description
99.1	Investor Presentation of NorAm Capital Holdings, Inc., dated September, 2007.

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